                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): March 3, 2004


                            SAGA COMMUNICATIONS, INC.
             (Exact Name of Registrant as Specified in its Charter)

          Delaware                     1-11588                   38-3042953
(State or other jurisdiction   (Commission File Number)         (IRS Employer
        of incorporation)                                    Identification No.)

        73 Kercheval Avenue, Grosse Pointe Farms, MI           48236
            (Address of Principal Executive Offices)         (Zip Code)

       Registrant's telephone number, including area code: (313) 886-7070

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

           On March 3, 2004, Saga Communications, Inc., issued a press release announcing its results of operations for the quarter and year ended December 31, 2003. The press release, dated March 3, 2004, is attached as Exhibit 99.1 to this Form 8-K.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     SAGA COMMUNICATIONS, INC.


Date:  March 3, 2004                 By:  /s/ SAMUEL D. BUSH
                                         -------------------------------------
                                         Samuel D. Bush
                                         Senior Vice President,
                                         Chief Financial Officer and Treasurer

                                  EXHIBIT INDEX

Exhibit No.          Description
-----------          -----------
99.1                 Press Release dated March 3, 2004